EXHIBIT 99.1

CERTIFICATION PURSUANT TO

TITLE 18, UNITED STATES CODE, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of U.S. Home Systems, Inc., (“U.S. Home”) on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Murray H. Gross, President and Chief Executive Officer of U.S. Home, and I, Robert A. DeFronzo, Chief Financial Officer of U.S. Home, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 19, 2003

/s/ Murray H. Gross
MURRAY H. GROSS
President and Chief Executive Officer

Date: March 19, 2003

/s/ Robert A. DeFronzo
ROBERT A. DEFRONZO
Chief Financial Officer